Exhibit No. 99

    The following is a Preliminary Term Sheet. All terms and statements are subject to change.

--------------------------------------------------------------------------------
                              PRELIMINARY TERM SHEET
--------------------------------------------------------------------------------

                                 WFMBS 2005-AR13

--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                 $1,450,500,000
                                  (Approximate)
--------------------------------------------------------------------------------

                        Wells Fargo Asset Securites Corp.
              Mortgage Pass-Through Certificates, Series 2005-AR13
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                    Wells Fargo Asset Securities Corporation
                                    (Seller)

--------------------------------------------------------------------------------



                              [DEUTSCHE BANK LOGO]


                                  May 5, 2005





This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

--------------------------------------------------------------------------------
Wells Fargo Asset Securites Corp.                           [DEUTSCHE BANK LOGO]
Mortgage Pass-Through Certificates, Series 2005-AR13
--------------------------------------------------------------------------------

The analysis in this report is based on information provided by Wells Fargo Asset Securities Corporation. (the "Seller"). Deutsche Bank Securities Inc. ("DBSI") makes no representations as to the accuracy or completeness of the information contained herein. The information contained herein is preliminary as of the date hereof and supersedes any previous information delivered to you by DBSI. These materials are subject to change, completion, or amendment from time to time without notice, and DBSI is under no obligation to keep you advised of such changes. These materials are not intended as an offer or solicitation with respect to the purchase or sale of any security. Any investment decision with respect to the securities should be made by you based upon the information contained in the final Prospectus and Prospectus Supplement relating to the securities. You should consult your own counsel, accountant, and other advisors as to the legal, tax, business, financial and related aspects of a purchase of these securities.

The attached information contains certain tables and other statistical analyses (the "Computational Materials") which have been prepared by DBSI in reliance upon information furnished by the Depositor. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material. Numerous assumptions were used in preparing the Computational Materials that may or may not be reflected herein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice. Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfalls. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither DBSI nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

An investor or potential investor in the certificates (and each employee, representative, or other agent of such person or entity) may disclose to any and all persons, without limitation, the tax treatment and tax structure of the transaction (as defined in United States Treasury Regulation Section 1.6011-4) and all related materials of any kind, including opinions or other tax analyses, that are provided to such person or entity. However, such person or entity may not disclose any other information relating to this transaction unless such information is related to such tax treatment and tax structure.

THIS INFORMATION IS FURNISHED TO YOU SOLELY BY DBSI AND NOT BY THE ISSUER OF THE SECURITIES OR ANY OF ITS AFFILIATES. DBSI IS ACTING AS UNDERWRITER AND NOT ACTING AS AGENT FOR THE ISSUER IN CONNECTION WITH THE PROPOSED TRANSACTION.



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

--------------------------------------------------------------------------------
Wells Fargo Asset Securites Corp.                           [DEUTSCHE BANK LOGO]
Mortgage Pass-Through Certificates, Series 2005-AR13
--------------------------------------------------------------------------------

                    PRELIMINARY TERM SHEET DATED: May 5, 2005
                       Wells Fargo Asset Securities Corp.
              Mortgage Pass-Through Certificates, Series 2005-AR13
                          $1,450,500,000 (Approximate)
                              Subject to a variance
                 All Terms and Conditions are subject to change

-------------------------------------------------------------------------------------------------------------------------
                                               Structure Overview(1)
-------------------------------------------------------------------------------------------------------------------------
                                                                                                             Expected
   Class       Approximate                               WAL (yrs)                                            Ratings
                 Size ($)                Type           to Maturity            Pass-Through Rate              (M/S&P)
---------- ------------------ ------------------------ ------------- ----------------------------------- ----------------
  I-A-1     $  205,390,000            Floating             1.70              LIBOR + [0.30]%(2)             [Aaa/AAA]
 I-A-1-IO          (3)        Inverse Floating Rate IO     1.70       Group I WAC - [LIBOR + 0.30%](3)      [Aaa/AAA]
  I-A-2        383,825,000              Fixed              1.21                   4.600%(4)                 [Aaa/AAA]
 I-A-2-IO          (5)                 WAC IO              1.21             Group I WAC - 4.600%            [Aaa/AAA]
  I-A-3         75,000,000               WAC               3.21                  Group I WAC                [Aaa/AAA]
  I-A-4         32,025,000               WAC               3.99                  Group I WAC                [Aaa/AAA]
  II-A-1       104,436,000            Floating             1.63             LIBOR + [0.28] ]%(6)            [Aaa/AAA]
II-A-1-IO          (7)        Inverse Floating Rate IO     1.70      Group II WAC - (LIBOR + [0.28]%(7))    [Aaa/AAA]
 III-A-1       253,989,000               WAC               3.22               Group III WAC(8)              [Aaa/AAA]
  IV-A-1        84,461,000               WAC               3.22                Group IV WAC(9)              [Aaa/AAA]
   A-1         114,802,000        WAC/NAS Component        5.00                     *(10)                   [Aaa/AAA]
   A-2          85,367,000        WAC/NAS Component        7.59                     *(10)                   [Aaa/AAA]
   A-3         111,205,000        WAC/NAS Component        8.63                     *(10)                   [Aaa/AAA]
-------------------------------------------------------------------------------------------------------------------------
  TOTAL     $1,450,500,000
-------------------------------------------------------------------------------------------------------------------------

(1) The Structure is preliminary and subject to change

(2) The Pass-Through Rate for the Class I-A-1Certificates will be a floating rate based on One-Month LIBOR plus [0.30]% subject to a maximum rate equal to the Group I Net Mortgage Interest Rate). The Class I-A-1Certificates will also be entitled to receive certain cap payments as described under the Cap Contract section herein.

(3) The Class I-A-1-IO Certificates will be interest-only certificates and will bear interest on a notional balance which will be equal to the certificate principal balance of the Class I-A-1 Certificates. The Pass-Through Rate for the Class I-A-1-IO Certificates will be a floating rate based on the Group I Net Mortgage Interest Rate less the Pass-Through Rate for the Class I-A-1 Certificates.

(4) The Pass-Through Rate for the Class I-A-2 Certificates will be equal to the lesser of (i) 4.600% and (ii) the Group I Net Mortgage Interest Rate.

(5) The Class I-A-2-IO Certificates will be interest-only certificates and will bear interest on a notional balance which will be equal to the certificate principal balance of the Class I-A-2 Certificates. The Pass-Through Rate for the Class I-A-2-IO Certificates will be a variable rate equal to the Group I Net Mortgage Interest Rate less the Pass-Through Rate for the Class I-A-2 Certificates.

(6) The Pass-Through Rate for the Class I I-A-1Certificates will be a floating rate based on One-Month LIBOR plus [0.28]% subject to a maximum rate equal to the Group II Net Mortgage Interest Rate (equal to the weighted average Net Rate of the Group II Mortgage Loans). The Class II-A-1Certificates will also be entitled to receive certain cap payments as described under the Cap Contract section herein.

(7) The Class II-A-1-IO Certificates will be interest-only certificates and will bear interest on a notional balance which will be equal to the certificate principal balance of the Class II-A-1 Certificates. The Pass-Through Rate for the Class II-A-1-IO Certificates will be a floating rate based on the Group II Net Mortgage Interest Rate less the Pass-Through Rate for the Class II-A-1 Certificates.

(8) The Pass-Through Rate for the Class III-A-1 Certificates will be equal to the Group III Net Mortgage Interest Rate (equal to the weighted average Net Rate of the Group III Mortgage Loans) which is initially equal to [5.310]%.

(9) The Pass-Through Rate for the Class IV-A-1 Certificates will be equal to the Group IV Net Mortgage Interest Rate (equal to the weighted average Net Rate of the Group IV Mortgage Loans) which is initially equal to [5.401]%.



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

--------------------------------------------------------------------------------
Wells Fargo Asset Securites Corp.                           [DEUTSCHE BANK LOGO]
Mortgage Pass-Through Certificates, Series 2005-AR13
--------------------------------------------------------------------------------

(10) The Pass-Through Rates for the Class A-1 Certificates, Class A-2 Certificates and Class A-3 Certificates will be equal to the weighted average of the Group I Net Mortgage Interest Rate and the Group II Mortgage Interest Rate, in each case, weighted in proportion to the related class' Group I Component Principal Balance and Group II Component Principal Balance. The Pass-Through Rates for the Class A-1 Certificates, Class A-2 Certificates and Class A-3 Certificates will initially be equal to [5.3022]%, [5.3061]% and [5.3039]%, respectively. The Class A-1 Certificates, Class A-2 Certificates and Class A-3 Certificates will have initial component principal balances as follows:

        Class     Group I Component     Group II Component         Total
         A-1         $96,947,000            $17,855,000        $114,802,000
         A-2         $77,113,000            $ 8,254,000        $ 85,367,000
         A-3         $96,700,000            $14,505,000        $111,205,000

--------------------------------------------------------------------------------
                              Transaction Overview
--------------------------------------------------------------------------------

Certificates:               o     The Class I-A-1, Class I-A-1-IO, Class I-A-2,
                                  Class I-A-2-IO, Class I-A-3 and Class I-A-4
                                  Certificates (together, the "Group I Senior
                                  Certificates"), the Class II-A-1 and Class
                                  II-A-1-IO Certificates (together, the "Group
                                  II Senior Certificates"), the Class III-A-1
                                  Certificates (the "Group III Senior
                                  Certificates"), the Class IV-A-1 Certificates
                                  (the "Group IV Senior Certificates"), the
                                  Class A-1, Class A-2 and Class A-3
                                  Certificates (together, the "Group I/II Senior
                                  Certificates" and together with the Group I
                                  Senior Certificates, the Group II Senior
                                  Certificates, the Group III Senior
                                  Certificates and the Group IV Senior
                                  Certificates, the "Senior Certificates") and the Class B-1, Class B-2, Class B-3, Class
                                  B-4, Class B-5 and Class B-6 Certificates
                                  (together, the "Subordinate Certificates").

Pricing Speed:              o     25 CPB: 25% CPR to month 119, 100% CPR
                                  thereafter.

Seller:                     o     Wells Fargo Asset Securities Corporation.

Servicers:                  o     Initially, Wells Fargo Bank, N.A. Any other
                                  servicer will be approved by the master
                                  servicer.

Master Servicer:            o     Wells Fargo Bank, National Association

Trustee:                    o     Wachovia Bank, National Association.

Securities Administrator:   o     [Wachovia Bank, National Association.]

Cut-off Date:               o     May 1, 2005.

Investor Settle Date:       o     May 31, 2005.

Legal Structure:            o     REMIC.

Optional Call:              o     10% Cleanup Call.

Distribution Dates:         o     25th of each month, or next business day,
                                  commencing June 27, 2005.
--------------------------------------------------------------------------------



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

--------------------------------------------------------------------------------
Wells Fargo Asset Securites Corp.                           [DEUTSCHE BANK LOGO]
Mortgage Pass-Through Certificates, Series 2005-AR13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Transaction Overview (Cont.)
--------------------------------------------------------------------------------

Collateral:                 o     The mortgage loans provide for a fixed
                                  interest rate during an initial period of approximately ten years and thereafter provide for adjustments to that interest rate on an annual basis. The loans are expected to have an aggregate principal balance of
                                  $[1,500,000,000], subject to a 5% variance.
                                  The interest rate of each mortgage loan will adjust to equal the sum of the index and a gross margin. Interest rate adjustments will be subject to certain limitations stated in the related mortgage note on increases and decreases for any adjustment date. In addition, interest rate adjustments will be subject to a lifetime maximum mortgage interest rate and a minimum mortgage interest rate which will be the related gross margin.
                                  The index will be the weekly average yield on United States Treasury Securities adjusted to a constant maturity of one year.

                            NEED Description of Group I, Group II, Group III and Group IV.

Credit Enhancement:         o     Credit Enhancement for the Certificates will
                                  be provided by a senior/subordinate shifting interest structure. Subordination is expected to be [3.30]% +/- [0.50]% with respect to the Senior Certificates.

ERISA:                      o     The Senior Certificates are expected to be
                                  ERISA eligible. Prospective investors should review with legal advisors as to whether the purchase and holding of the Senior
                                  Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA, the code or other similar laws.

Cap Contracts:

Class I-A-1 Cap Contract:   o     The Class I-A-1 Certificates will have the
                                  benefit of an interest rate cap contract. With respect to each applicable Distribution Date the amount payable by the cap counterparty will equal the product of (i) the excess (if any) of One-Month LIBOR over [5.01]% (subject to a ceiling of [8.70]%), (ii) the lesser of
                                  (x) the Class I-A-1 Cap Contract Notional
                                  Balance (described below) for such
                                  Distribution Date and (y) the Certificate
                                  Principal Balance of the Class I-A-1
                                  Certificates immediately prior to such
                                  Distribution Date and (iii) one-twelfth.

                            o On each applicable Distribution Date on which One-Month LIBOR exceeds [5.01]%, the Class I-A-1 Certificates will be entitled to receive distributions of interest up to a maximum interest rate of [9.00]% from payments made under the Cap Contract and from amounts on deposit in the Class I-A-1 Reserve Fund.

Class II-A-1 Cap Contract:  o     The Class II-A-1 Certificates will have the
                                  benefit of an interest rate cap contract. With respect to each applicable Distribution Date the amount payable by the cap counterparty will equal the product of (i) the excess (if any) of One-Month LIBOR over [4.97]% (subject to a ceiling of [8.72]%), (ii) the lesser of
                                  (x) the Class II-A-1 Cap Contract Notional
                                  Balance (described below) for such
                                  Distribution Date and (y) the Certificate
                                  Principal Balance of the Class II-A-1
                                  Certificates immediately prior to such
                                  Distribution Date and (iii) one-twelfth.

                            o On each applicable Distribution Date on which One-Month LIBOR exceeds [4.97]%, the Class II-A-1 Certificates will be entitled to receive distributions of interest up to a maximum interest rate of [9.00]% from payments made under the Cap Contract and from amounts on deposit in the Class II-A-1 Reserve Fund.

Class I-A-1 Reserve Fund:   o     Pursuant to the Pooling and Servicing
                                  Agreement, the Securities Administrator will
                                  establish an account ( the "Class I-A-1
                                  Reserve Fund") which will be held in the trust
                                  for the registered holders of the Class I-A-1
                                  Certificates. On each applicable Distribution
                                  Date, the Securities Administrator will
                                  deposit in the Class I-A-1 Reserve Fund any
                                  amounts received in respect of the Class I-A-1
                                  Cap Contract for the related interest accrual
                                  period. Any amounts remaining in the Class
                                  I-A-1 Reserve Fund after the Certificate
                                  Principal Balance of the Class I-A-1
                                  Certificates has been reduced to zero will be
                                  distributed to [Deutsche Bank Securities, Inc]
--------------------------------------------------------------------------------



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

--------------------------------------------------------------------------------
Wells Fargo Asset Securites Corp.                           [DEUTSCHE BANK LOGO]
Mortgage Pass-Through Certificates, Series 2005-AR13
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          Transaction Overview (Cont.)
--------------------------------------------------------------------------------

Class II-A-1 Reserve Fund:  o     Pursuant to the Pooling and Servicing
                                  Agreement, the Securities Administrator will establish an account ( the "Class II-A-1
                                  Reserve Fund") which will be held in the trust for the registered holders of the Class II-A-1
                                  Certificates. On each applicable Distribution
                                  Date, the Securities Administrator will
                                  deposit in the Class II-A-1 Reserve Fund any amounts received in respect of the Class
                                  II-A-1 Cap Contract for the related interest accrual period. Any amounts remaining in the Class II-A-1 Reserve Fund after the
                                  Certificate Principal Balance of the Class
                                  II-A-1 Certificates has been reduced to zero will be distributed to [Deutsche Bank
                                  Securities, Inc]

Cashflow Description:       o     Distributions on the Certificates will be made
                                  on the 25th day of each month (or next
                                  business day). The payments to the Senior
                                  Certificates, to the extent of the available funds from the respective Mortgage Loan
                                  Groups, together with any amounts payable under the related Cap Contact to the Class
                                  I-A-1 and Class II-A-1 Certificates, will be made according to the following priority:

                            Group I Available Funds:

                                  1.   Payments of interest, pro rata, to the
                                       Group I Senior Certificates based on each such class' Certificate Principal Balance and to the Group I/II Senior Certificates based on each such class' respective Group I Component Principal Balance.

                                  2.   Payments of principal to the Class A-3
                                       Certificates up to an amount equal to the Class A-3 Component I Priority Amount.

                                  3. Payments of principal sequentially to the Class A-1 and Class A-2 Certificates up to an amount equal to the Class A-1/A-2 Component I Priority Amount.

                                  4. Payment of principal to the Class I-A-1, Class I-A-2, Class I-A-3 and Class I-A-4 Certificates as follows.

                                       a.    29.5% of the remaining principal,
                                             to the Class I-A-1 Certificates
                                             until zero;

                                       b.    70.5% of the remaining principal,
                                             sequentially, to the Class I-A-2,
                                             Class I-A-3 and Class I-A-4, in
                                             that order, until zero.

                                  5. Payment of principal sequentially to the Class A-1 and Class A-2 Certificates without regard to the Class A-1/A-2 Component I Priority Amount, until retired.

                                  6.    Payment of principal to the Class A-3
                                        Certificates without regard to the Class
                                        A-3 Component I Priority Amount, until
                                        retired.

                            Group II Available Funds:

                                  1.    Payments of interest, pro rata, to the
                                        Group II Senior Certificates based on
                                        each such class' Certificate Principal
                                        Balance and to the Group I/II Senior
                                        Certificates based on each such class'
                                        respective Group II Component Principal
                                        Balance.

                                  2.    Payments of principal to the Class A-3
                                        Certificates up to an amount equal to
                                        the Class A-3 Component II Priority
                                        Amount.

                                  3.    Payments of principal sequentially to
                                        the Class A-1 and Class A-2 Certificates up to an amount equal to the Class A-1/A-2 Component II Priority Amount.

                                  4. Payment of principal to the Class II-A-1 Certificates, until zero.

                                  5. Payment of principal sequentially to the Class A-1 and Class A-2 Certificates without regard to the Class A-1/A-2 Component II Priority Amount, until retired.

                                  6.    Payment of principal to the Class A-3
                                        Certificates without regard to the Class
                                        A-3 Component II Priority Amount, until
                                        retired.

                            Group III Available Funds:

                                  1.    Payments of interest to the Class
                                        III-A-1 Certificates.

                                  2.    Payments of principal to the Class
                                        III-A-1 Certificates, until zero.

                            Group IV Available Funds:

                                  1. Payments of interest to the Class IV-A-1 Certificates.

                                  2.    Payments of principal to the Class
                                        IV-A-1 Certificates, until zero.
--------------------------------------------------------------------------------



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

--------------------------------------------------------------------------------
Wells Fargo Asset Securites Corp.                           [DEUTSCHE BANK LOGO]
Mortgage Pass-Through Certificates, Series 2005-AR13
--------------------------------------------------------------------------------


Class A-3 Priority Amounts:       The Class A-3 Component I Priority Amount will
                                  equal the product of (i) the total scheduled and unscheduled principal distribution amount for the Group I Mortgage Loans, (ii) the Class
                                  A-3 Component I Priority Percentage and (iii) the Shift Percentage. The "Class A-3 Component
                                  I Priority Percentage" is the percentage equivalent of a fraction, the numerator of which is the Component I Principal Balance of the Class A-3 Certificates and the denominator of which is the principal balance of the Group
                                  I Mortgage Loans.

                                  The Class A-3 Component II Priority Amount will equal the product of (i) the total scheduled and unscheduled principal distribution amount for the Group II Mortgage Loans, (ii) the Class A-3 Component II Priority Percentage and (iii) the Shift Percentage. The "Class A-3 Component II Priority Percentage" is the percentage equivalent of a fraction, the numerator of which is the Component II Principal Balance of the Class A-3 Certificates and the denominator of which is the principal balance of the Group II Mortgage Loans.

Class A-1/A-2 Priority            The Class A-1/A-2 Component I Priority Amount
Amounts:                          will equal the product of (i) the principal
                                  distribution amount for the Group I Senior
                                  Certificates remaining after distribution of the Class A-3 Component I Priority Amount,
                                  (ii) the Class A-1/A-2 Component I Priority
                                  Percentage and (iii) the Shift Percentage. The
                                  "Class A-1/A-2 Component I Priority
                                  Percentage" is the percentage equivalent of a fraction, the numerator of which is the sum of
                                  (i) $156,654,000 and (ii) the Component I
                                  Principal Balance of the Class A-1 and Class
                                  A-2 Certificates and the denominator of which is the aggregate Certificate Principal Balance of the Group I Senior Certificates plus the Component I Principal Balances of the Class
                                  A-1 Certificates and the Class A-2
                                  Certificates.

                                  The Class A-1/A-2 Component II Priority Amount will equal the product of (i) the principal distribution amount for the Group II Senior Certificates remaining after distribution of the Class A-3 Component II Priority Amount,
                                  (ii) the Class A-1/A-2 Component II Priority
                                  Percentage and (iii) the Shift Percentage. The "Class A-1/A-2 Component II Priority Percentage" is the percentage equivalent of a fraction, the numerator of which is the sum of
                                  (i) $23,498,100 and (ii) the Component II
                                  Principal Balance of the Class A-1 and Class
                                  A-2 Certificates and the denominator of which is the aggregate Certificate Principal Balance of the Group II Senior Certificates plus the Component II Principal Balances of the Class A-1 Certificates and the Class A-2 Certificates.

Shift Percentage:                 The Shift Percentage is equal to 0% for the
                                  first 5 years, 30% for the first year
                                  thereafter, 40% in the second year thereafter, 60% in the fourth year thereafter, 80% in the fifth year thereafter, and 100% for any year thereafter.


Shifting Interest:          o     The Senior Certificates will be entitled to
                                  receive 100% of the prepayments on the
                                  Mortgage Loans on any Distribution Date during the first five years beginning on the first
                                  Distribution Date. Thereafter, the Senior
                                  Prepayment Percentage can be reduced to the related Senior Percentage plus 70%, 60%, 40%,
                                  20% and 0% of the related Subordinate
                                  Percentage over the next five years provided that (i) the principal balance of the Mortgage
                                  Loans 60 days or more delinquent, averaged over the preceding 6 month period, as a percentage of aggregate Certificate Principal
                                  Balance of the [related] Subordinate
                                  Certificates does not exceed 50% and (ii) cumulative realized losses incurred on the Mortgage Loans do not exceed 30%, 35%, 40%,
                                  45% or 50% for each test date.

Allocation of Losses:       o     Realized Losses on the Mortgage Loans will be
                                  allocated to the most junior class of
                                  Subordinate Certificates outstanding beginning
                                  with the Class B-6 Certificates, until the
                                  Certificate Principal Balance of the
                                  Subordinate Certificates has been reduced to
                                  zero. Thereafter, Realized Losses on each g
                                  Mortgage Loan Group will be allocated pro rata
                                  to their respective Senior Certificates.
--------------------------------------------------------------------------------



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

--------------------------------------------------------------------------------
Wells Fargo Asset Securites Corp.                           [DEUTSCHE BANK LOGO]
Mortgage Pass-Through Certificates, Series 2005-AR13
--------------------------------------------------------------------------------









This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

--------------------------------------------------------------------------------
Wells Fargo Asset Securites Corp.                           [DEUTSCHE BANK LOGO]
Mortgage Pass-Through Certificates, Series 2005-AR13
--------------------------------------------------------------------------------


                      Preliminary Class I-A-1 Cap Schedule*

-------------------------------------------------------------------------------
                           Class I-A-1
Period       Date      Notional Balance ($)    Cap Strike (%)   Cap Ceiling (%)
-------------------------------------------------------------------------------
     2     6/25/2005     1,008,521,690.59           5.010            8.700
     3     7/25/2005       973,538,712.91           5.010            8.700
     4     8/25/2005       939,390,690.16           5.010            8.700
     5     9/25/2005       906,057,730.54           5.010            8.700
     6    10/25/2005       873,520,415.60           5.010            8.700
     7    11/25/2005       841,759,789.08           5.010            8.700
     8    12/25/2005       810,757,345.88           5.010            8.700
     9     1/25/2006       780,495,021.34           5.010            8.700
    10     2/25/2006       750,955,180.75           5.010            8.700
    11     3/25/2006       722,120,609.16           5.010            8.700
    12     4/25/2006       693,974,501.35           5.010            8.700
    13     5/25/2006       666,500,452.15           5.010            8.700
    14     6/25/2006       639,682,446.86           5.010            8.700
    15     7/25/2006       613,504,852.03           5.010            8.700
    16     8/25/2006       587,952,406.32           5.010            8.700
    17     9/25/2006       563,010,211.71           5.010            8.700
    18    10/25/2006       538,663,724.86           5.010            8.700
    19    11/25/2006       514,898,748.61           5.010            8.700
    20    12/25/2006       491,701,423.83           5.010            8.700
    21     1/25/2007       469,058,221.32           5.010            8.700
    22     2/25/2007       446,955,933.98           5.010            8.700
    23     3/25/2007       425,381,669.17           5.010            8.700
    24     4/25/2007       404,322,841.22           5.010            8.700
    25     5/25/2007       383,767,164.09           5.010            8.700
    26     6/25/2007       363,702,644.30           5.010            8.700
    27     7/25/2007       344,117,573.94           5.010            8.700
    28     8/25/2007       325,000,523.89           5.010            8.700
    29     9/25/2007       306,340,337.18           5.010            8.700
    30    10/25/2007       288,126,122.51           5.010            8.700
    31    11/25/2007       270,929,472.68           5.010            8.700
    32    12/25/2007       254,150,599.32           5.010            8.700
    33     1/25/2008       237,779,455.66           5.010            8.700
    34     2/25/2008       221,806,235.23           5.010            8.700
    35     3/25/2008       206,221,366.07           5.010            8.700
    36     4/25/2008       191,015,505.20           5.010            8.700
    37     5/25/2008       176,179,533.12           5.010            8.700
    38     6/25/2008       162,239,234.28           5.010            8.700
    39     7/25/2008       148,631,964.57           5.010            8.700
    40     8/25/2008       135,349,781.15           5.010            8.700
    41     9/25/2008       122,384,930.41           5.010            8.700
    42    10/25/2008       109,729,843.40           5.010            8.700
    43    11/25/2008        97,377,131.47           5.010            8.700
    44    12/25/2008        85,319,581.97           5.010            8.700
    45     1/25/2009        73,550,154.07           5.010            8.700
    46     2/25/2009        62,061,974.65           5.010            8.700
    47     3/25/2009        50,848,334.35           5.010            8.700
    48     4/25/2009        39,902,683.62           5.010            8.700
    49     5/25/2009        29,218,628.96           5.010            8.700
    50     6/25/2009        18,789,929.19           5.010            8.700
    51     7/25/2009         8,610,491.82           5.010            8.700
    52     8/25/2009            N/A                  N/A              N/A
------------------------------------------------------------------------------

* Preliminary Cap Schedule is based on Preliminary Collateral and WAC amounts at the pricing speed. The Final Cap Schedule will be based on the final Collateral and WAC amounts at the pricing speed. The Preliminary Cap Schedule is indicative and subject to change.



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

--------------------------------------------------------------------------------
Wells Fargo Asset Securites Corp.                           [DEUTSCHE BANK LOGO]
Mortgage Pass-Through Certificates, Series 2005-AR13
--------------------------------------------------------------------------------


                     Preliminary Class II-A-1 Cap Schedule*

-------------------------------------------------------------------------------
                          Class II-A-1
Period       Date      Notional Balance ($)    Cap Strike (%)   Cap Ceiling (%)
-------------------------------------------------------------------------------
     2     6/25/2005     1,008,521,690.59           4.970            8.720
     3     7/25/2005       973,538,712.91           4.970            8.720
     4     8/25/2005       939,390,690.16           4.970            8.720
     5     9/25/2005       906,057,730.54           4.970            8.720
     6    10/25/2005       873,520,415.60           4.970            8.720
     7    11/25/2005       841,759,789.08           4.970            8.720
     8    12/25/2005       810,757,345.88           4.970            8.720
     9     1/25/2006       780,495,021.34           4.970            8.720
    10     2/25/2006       750,955,180.75           4.970            8.720
    11     3/25/2006       722,120,609.16           4.970            8.720
    12     4/25/2006       693,974,501.35           4.970            8.720
    13     5/25/2006       666,500,452.15           4.970            8.720
    14     6/25/2006       639,682,446.86           4.970            8.720
    15     7/25/2006       613,504,852.03           4.970            8.720
    16     8/25/2006       587,952,406.32           4.970            8.720
    17     9/25/2006       563,010,211.71           4.970            8.720
    18    10/25/2006       538,663,724.86           4.970            8.720
    19    11/25/2006       514,898,748.61           4.970            8.720
    20    12/25/2006       491,701,423.83           4.970            8.720
    21     1/25/2007       469,058,221.32           4.970            8.720
    22     2/25/2007       446,955,933.98           4.970            8.720
    23     3/25/2007       425,381,669.17           4.970            8.720
    24     4/25/2007       404,322,841.22           4.970            8.720
    25     5/25/2007       383,767,164.09           4.970            8.720
    26     6/25/2007       363,702,644.30           4.970            8.720
    27     7/25/2007       344,117,573.94           4.970            8.720
    28     8/25/2007       325,000,523.89           4.970            8.720
    29     9/25/2007       306,340,337.18           4.970            8.720
    30    10/25/2007       288,126,122.51           4.970            8.720
    31    11/25/2007       270,929,472.68           4.970            8.720
    32    12/25/2007       254,150,599.32           4.970            8.720
    33     1/25/2008       237,779,455.66           4.970            8.720
    34     2/25/2008       221,806,235.23           4.970            8.720
    35     3/25/2008       206,221,366.07           4.970            8.720
    36     4/25/2008       191,015,505.20           4.970            8.720
    37     5/25/2008       176,179,533.12           4.970            8.720
    38     6/25/2008       162,239,234.28           4.970            8.720
    39     7/25/2008       148,631,964.57           4.970            8.720
    40     8/25/2008       135,349,781.15           4.970            8.720
    41     9/25/2008       122,384,930.41           4.970            8.720
    42    10/25/2008       109,729,843.40           4.970            8.720
    43    11/25/2008        97,377,131.47           4.970            8.720
    44    12/25/2008        85,319,581.97           4.970            8.720
    45     1/25/2009        73,550,154.07           4.970            8.720
    46     2/25/2009        62,061,974.65           4.970            8.720
    47     3/25/2009        50,848,334.35           4.970            8.720
    48     4/25/2009        39,902,683.62           4.970            8.720
    49     5/25/2009        29,218,628.96           4.970            8.720
    50     6/25/2009        18,789,929.19           4.970            8.720
    51     7/25/2009         8,610,491.82           4.970            8.720
    52     8/25/2009             N/A                 N/A              N/A
--------------------------------------------------------------------------------

* Preliminary Cap Schedule is based on Preliminary Collateral and WAC amounts at the pricing speed. The Final Cap Schedule will be based on the final Collateral and WAC amounts at the pricing speed. The Preliminary Cap Schedule is indicative and subject to change.



This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

--------------------------------------------------------------------------------
Wells Fargo Asset Securites Corp.                           [DEUTSCHE BANK LOGO]
Mortgage Pass-Through Certificates, Series 2005-AR13
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                       DESCRIPTION OF THE TOTAL COLLATERAL
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                          SUMMARY OF THE MORTGAGE LOANS
--------------------------------------------------------------------------------

AGGREGATE PRINCIPAL BALANCE                   $1,500,000,000       (+/- 7.00%)

MORTGAGE LOAN CUTOFF DATE                           1-May-05               N/A
INTEREST RATE RANGE                          3.875% - 6.375%               N/A
GROSS WAC                                             5.572%     (+ / - 7 bps)
WEIGHTED AVERAGE SERVICE FEE                         25.0bps
                                                  1.0 bps on
MASTER SERVICING FEE                     Securitization Only
WAM (in months)                                          359    (+/- 2 months)

WALTV                                                    68%     (maximum +5%)

CALIFORNIA PERCENT                                       53%     (maximum +5%)
SINGLE LARGEST ZIP CODE PERCENT                           1%    (maximum  +2%)

                                                                      (maximum
AVERAGE LOAN BALANCE                                $477,396         +$25,000)
                                                                      (maximum
LARGEST INDIVIDUAL LOAN BALANCE                   $2,547,209       $3,000,000)

CASH OUT REFINANCE PERCENT                               27%    (maximum  +5%)

PRIMARY RESIDENCE PERCENT                                92%     (minimum -5%)

SINGLE FAMILY DETACHED PERCENT                           86%     (minimum -5%)

FULL DOCUMENTATION PERCENT                               44%     (minimum -5%)

WA FICO                                                  746      (minimum -5)

UNINSURED > 80% LTV PERCENT                               0%     (maximum +3%)

RELOCATION PERCENT                                      3.0%     (minimum -2%)

GROSS MARGIN                                          2.750%     (+ / - 5 bps)

GROSS LIFECAP                                        10.572%    (+ / - 10 bps)

WA MONTHS TO NEXT ROLL                                   119  (+ / - 3 months)

INTEREST ONLY PERCENT                                    80%    (maximum  +5%)
--------------------------------------------------------------------------------




This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

--------------------------------------------------------------------------------
Wells Fargo Asset Securites Corp.                           [DEUTSCHE BANK LOGO]
Mortgage Pass-Through Certificates, Series 2005-AR13
--------------------------------------------------------------------------------


                     FOR ADDITIONAL INFORMATION PLEASE CALL:
                     ---------------------------------------


         -------------------------------------------------------------
                            Deutsche Bank Securities
         -------------------------------------------------------------

             MBS Trading
             -----------
             Anilesh Ahuja                            212-250-2669
             Adam Yarnold                             212-250-2669
             Marina Tukhin                            212-250-2669

             MBS Banking
             -----------
             Susan Valenti                            212-250-3455
             Brian Haklisch                           212-250-8745

             MBS Analytics
             -------------
             Steve Lumer                              212-250-0115
             Erica Pak                                212-250-2247
             John Napoli                              212-250-0993
         -------------------------------------------------------------




This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by the Underwriter(s), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITATION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.
                                                                              12